NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: W0013 Number of Shares: 120,000
Warrant Date: March 22, 2021

GOLDEN MATRIX GROUP, INC.
COMMON STOCK PURCHASE WARRANT

1. Issuance. For value received, the receipt of which is hereby acknowledged by Golden Matrix Group, Inc., a Nevada corporation (the "**Company**"), **Vladislav Slava Aizenshtat**, or registered assigns (the "**Holder**"), is hereby granted the right to purchase, at any time until the close of business on the Expiration Date (defined below in Section 2), One Hundred and Twenty Thousand (120,000), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company's Common Stock, par value $0.00001 per share (the "**Common Stock**"), at an exercise price of **$5.50** per share (the "**Exercise Price**").

2. Expiration of Warrant. The "**Expiration Date**" of this Warrant is the earlier of (a) March 22, 2023; and (b) the 20th day after the Company sends the Holder written notification (pursuant to Section 11 hereof) of the occurrence of a Ten-Day Trading Event. A "**Ten-Day Trading Event**" means that the Closing Sales Price of the Company's Common Stock on the Principal Market has been equal to or more than **$11.00** per share (the "**Required Trading Price**")(as adjusted equitably for any transaction described in Section 9 below), for a period of at least ten (10) consecutive Trading Days. All rights of the Holder under this Warrant, including, but not limited to the Holder's right to exercise this Warrant, shall expire and terminate on the Expiration Date. "**Trading Day**" means any day on which the Common Stock is traded on the Principal Market; provided that "**Trading Day**" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time). "**Principal Market**" means the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

3. Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole

or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company's sole discretion.

5. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the "**Warrant Shares**"). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

7. No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

8. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144 of the Securities Act, "**Affiliates**") and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise)(the "**Beneficial Ownership Limitation**"). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction described in Section 9.bb hereof, to the extent applicable. By written notice to the Company, the Holder may increase the Beneficial Ownership Limitation to up to

9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), but any such increase will not be effective until the 61st day after delivery of such notice. In no event shall the Beneficial Ownership Limitation be increased to greater than 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). This restriction may not be waived.

9. Effect of Certain Transactions

a. Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged. Similarly, the Required Trading Price shall be equitably adjusted to affect such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, by the Board of Directors of the Company in its sole reasonable discretion.

b. Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a "**Fundamental Transaction**"), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event. Similarly, the Required Trading Price shall be equitably adjusted by the Board of Directors of the Company in its sole reasonable discretion to affect such Fundamental Transaction.

10. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the "**Securities Act**") and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

11. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 11, acknowledges having received that email (with an automatic "**read receipt**" or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 11, but which acknowledgement of acceptance shall include cases where recipient 'replies' to such prior email, including the body of the prior email in such 'reply'). Such notices shall be sent to the Holder at the address set forth in the Subscription Agreement (or as may be updated from time to time) and the Company at the address set forth below, subject to notice of changes thereof from any party with at least ten (10) days' notice to the other party. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Golden Matrix Group, Inc.
Attn: Brian Goodman
3651 Lindell Road, Suite D131
Las Vegas, Nevada 89103
Email: Brian@igcms.com

With a copy to:

The Loev Law Firm, PC
Attn: David M. Loev
6300 West Loop South, Suite 280
Bellaire, Nevada 77401
Email: dloev@loevlaw.com

If to the Holder, to its address appearing on the Subscription Agreement, as may be updated by the Holder as described above.

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

12. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the Company and the Holder with respect to the

subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

13. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, Nevada. The Company by signing this Warrant below and the Holder by accepting this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

14. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16. Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

17. Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

[Remainder of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Warrant Date set forth above.

COMPANY:

GOLDEN MATRIX GROUP, INC.

DocuSigned by:

By:______________________________
DD050EDC4233450...

Name: **Anthony Goodman CEO**

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant W0013 issued by Golden Matrix Group, Inc., a Nevada corporation (the **"Company")** and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for its, her, or his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:__________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered:___________________________